STARBOARD INVESTMENT TRUST

Roumell Opportunistic Value Fund

Supplement to the Prospectus and
Statement of Additional Information

July 23, 2012

This supplement to the Prospectus and Statement of Additional Information dated December 29, 2011 for the Roumell Opportunistic Value Fund, a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

The following revisions are being made to the Prospectus in order reflect lower minimum investment amounts for the Institutional Class Shares of the Fund.

•	On page 9 of the Prospectus, the first paragraph under the section entitled “Summary – Purchase and Sale of Fund Shares” is being amended to read as follows:

You can purchase Fund shares directly from the Fund by mail or bank wire.  For Class A Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100, although the minimums may be waived or reduced in some cases.  For Institutional Class Shares, the minimum initial investment is $25,000 and the minimum subsequent investment is $1,000, although the minimums may be waived or reduced in some cases.  Purchase orders by mail should be sent to Roumell Opportunistic Value Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Please call the Fund at 1-800-773-3863 to receive wire instructions for bank wire orders.  Investors who wish to purchase Fund shares through a broker-dealer should contact the broker-dealer directly.

•	On page 15 of the Prospectus, the section entitled “Investing in the Fund – Institutional Class Shares” is being amended to read as follows:

Institutional Class Shares are sold at net asset value. The minimum initial investment is $25,000. The minimum additional investment is $1,000. The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

•	On page 15 of the Statement of Additional Information, the section entitled “Additional Purchase and Redemption Information – Institutional Class Shares” is being amended to read as follows:

All sales of Institutional Class shares are made at NAV.  In addition, Institutional Class Shares are not subject to the 12b-1 Plan, which results in a lower overall expense ratio than Class A Shares.  The minimum initial investment for Institutional Class Shares is $25,000, and the minimum for additional investments is $1,000 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Institutional Class Share accounts.  Please check with the Distributor to confirm whether you qualify for investment in Institutional Class Share.

Investors Should Retain This Supplement for Future Reference